UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

JULY 19, 2006 (JULY 17, 2006)
Date of Report (Date of earliest event reported)

CONTINENTAL MATERIALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03834	36-2274391
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

200 South Wacker Dr., Suite 4000 Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 541-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On July 18, 2006, Continental Materials Corporation (the “Company”) issued a press release reporting that on July 17, 2006 it was informed by the American Stock Exchange that the Company has resolved its previously reported listing deficiency with the Exchange. The finding comes following the Company filing its Form 10-K for the fiscal year ended December 31, 2005 on June 30, 2006 and Form 10-Q for the quarter ended April 1, 2006 on July 14, 2006.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits.

99.1   Continental Materials Corporation Press Release, dated July 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL MATERIALS CORPORATION

By:	/s/ Joseph J. Sum
Name:	Joseph J. Sum
Title:	Chief Financial Officer

Date: July 19, 2006